UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2021

ION ACQUISITION CORP 3 LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40372	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

89 Medinat Hayehudim Street
Herzliya 4676672, Israel	4676672
(Address of principal executive offices)	(Zip Code)

+972 (9) 970-3620

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	IACC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2021, upon the recommendation of the nominating and corporate governance committee of the board of directors (the “Board”) of ION Acquisition Corp 3 Ltd. (the “Company”), the Company announced the appointment of Ms. Shira Fayans Birenbaum as a new director of the Company effective as of July 26, 2021. Ms. Fayans Birenbaum will serve as a director of the Board of the Company until the expiration of her term on the date of the Company’s second annual general meeting and until her successor is elected and qualified. Ms. Fayans Birenbaum has been appointed to serve on the audit committee, and the compensation committee, and as the chair of the nominating and corporate governance committee of the Company, with such appointment effective upon her becoming a director of the Company.

Ms. Fayans Birenbaum is the Global President of CYMPIRE Ltd. since August 2020, a board member of DSP Group (NASDAQ:DSPG) since April 2021, and an advisory board member of Cyber Innovative Technologies. She is the former COO and CMO of Microsoft Israel (NASDAQ: MSFT) where she served from 2014 to 2019, specializing in digital transformation, growth engines, operations and strategy and where she led all launches and deployment of new technologies, cloud solutions and services, including security and blockchain initiatives. Ms. Fayans Birenbaum also held senior executive positions at companies such as Partner Communications Company Ltd. (TLV: PTNR) and PricewaterhouseCoopers. She has served in many executive roles and held various board member positions in Israeli publicly traded and NASDAQ companies ranging from investment firms, banks, insurance companies, real estate, semiconductor manufacturers, and leading academic. She holds a B.A in French and General Studies and M.B.A from Tel Aviv University.

The board of directors of the Company has affirmatively determined that Ms. Fayans Birenbaum meets the applicable standards for an independent director under both the rules of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange

Act of 1934.

Ms. Fayans Birenbaum will not be compensated by the Company for her services as a director and has not entered into an employment agreement with the Company.

In connection with this appointment, Ms. Fayans Birenbaum is expected to enter into an indemnity agreement and a joinder to the letter agreement with the Company on the same terms as the indemnity agreements and letter agreements entered into by the directors and officers of the Company at the time of the Company’s initial public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2021

ION ACQUISITION CORP 3 LTD.

By:	/s/ Anthony Reich
Name:	Anthony Reich
Title:	Chief Financial Officer

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